Plan of Conversion and Reorganization	12 Months Ended
Mar. 31, 2014
Text Block [Abstract]
Plan of Conversion and Reorganization

NOTE 2 - PLAN OF CONVERSION AND REORGANIZATION

On November 20, 2013, the Boards of Directors of the Company, the Bank and Clifton MHC adopted an Amended and Restated Plan of Conversion and Reorganization (the “Plan of Conversion”), which amended and restated in its entirety the plan of conversion approved by the boards of directors of the Company, the Bank and Clifton MHC on November 8, 2010, pursuant to which a reorganization from the two-tier mutual holding company structure to the stock holding company structure would be effected. Pursuant to the Plan of Conversion: (1) Clifton MHC would merge with and into the Company, with the Company being the surviving entity (the “MHC Merger”); (2) the Company would merge with and into a newly formed Maryland corporation named Clifton Bancorp Inc. (the “Holding Company”); (3) the Bank would become a wholly-owned subsidiary of the Holding Company; (4) the shares of common stock of the Company held by persons other than Clifton MHC (whose shares would be canceled) would be converted into shares of common stock of the Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons; and (5) the Holding Company would offer and sell shares of its common stock to certain depositors and borrowers of the Bank and others in the manner and subject to the priorities set forth in the Plan of Conversion.

The Company completed the Plan of Conversion and second step stock offering on April 1, 2014. A total of 17,059,448 shares of common stock were sold in the subscription offering at $10.00 per share, including 1,023,566 shares purchased by the Bank’s Employee Stock Ownership Plan. As part of the conversion, each of the existing 9,737,241 shares of Company common stock owned by persons other than Clifton MHC was converted into 0.9791 shares of Clifton Bancorp Inc. common stock.